Exhibit 32.2

                                  CERTIFICATION

I, Edward J. Munden, Principal Financial Officer of Topaz Resources, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 hereby certify, to the best of my knowledge, in connection with the Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission (the "Report") on the date hereof, that:

     * The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

     * The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2011


/s/ Edward J. Munden
---------------------------------
Edward J. Munden
Chief Financial Officer